Exhibit 99.2

Newmont Reports Reserves and Resources with Notable Additions

DENVER--(BUSINESS WIRE)--February 17, 2016--Newmont Mining Corporation (NYSE: NEM) (Newmont or the Company) reported gold reserves of 73.7 million ounces and copper reserves of 5.7 billion pounds for 2015.

The Company added 5.0 million ounces of reserves through exploration and 4.0 million ounces through the acquisition of Cripple Creek and Victor (CC&V), more than offsetting depletion of 6.5 million ounces. Notable gold reserve additions for the year include 1.1 million ounces at Kalgoorlie, 1.0 million ounces at Carlin underground, 0.8 million ounces at Tanami and 0.8 million ounces at Subika. Overall gold reserve grades rose slightly from the prior year to 1.06 grams per tonne. Gold resource additions1 include 0.9 million ounces at Subika, 0.8 million ounces at Carlin underground, 0.7 million ounces at Tanami, and 0.5 million ounces at Ahafo.

Divestments, price changes and revisions offset these gains. Gold reserves were calculated at $1,200 per ounce, down from $1,300 per ounce in 2014, resulting in a negative 3.0 million ounce revision due to price. The largest price impact was at Akyem where a marginally economic layback, not included in the current mine plan, was moved to resources. Newmont also moved 6.5 million ounces of reserves at Conga to resources due to the expiration of certain operating and construction permits as well as uncertain prospects for future development and permitting.

Newmont reported 37.8 million ounces of attributable Measured and Indicated gold resources and 15.3 million ounces attributable Inferred gold resources in 2015. Total attributable gold resources increased by 10.4 million ounces or 24% from the prior year. The Company added 4.3 million ounces through exploration and 6.1 million ounces through the addition of CC&V, which more than offset conversions of 5.5 million ounces and divestments of 1.2 million ounces. Gold resources were calculated at $1,400 per ounce, unchanged from the prior year.

Newmont also reported 5.7 billion pounds of attributable copper reserves, 9.7 billion pounds of attributable Measured and Indicated copper resources and 1.9 billion pounds attributable Inferred copper resources. Copper reserves were down from 2014 primarily due to the reclassification of Conga reserves. Copper reserves were calculated at $2.75 per pound, down from $3.00 per pound in 2014. Copper resources were calculated at $3.50 per pound, unchanged from 2014.

Attributable Proven and Probable silver reserves for 2015 were 113 million ounces. Attributable Measured and Indicated silver resources for 2015 were 89 million ounces, with additional Inferred silver resources of 26 million ounces. Silver reserves and resources were calculated using prices of $19.00 and $24.00 per ounce, respectively, down from $20.00 and $25.00, respectively from 2014.

1 Divestments include Regis and La Zanja equity reserves, which were removed from reported reserves. Resources include measured, indicated and inferred resources; totals may not add up due to rounding.

Gold Reserve Sensitivity

A $100 increase in gold price would result in an approximate 6% increase in gold reserves while a $100 decrease in gold price would result in an approximate 5% decrease in gold reserves. These sensitivities assume an oil price of $75 per barrel (WTI) and an Australian dollar exchange rate of $0.80.

For additional details on Newmont’s reported Gold, Copper and Silver Mineral Reserves and Resources, please refer to the tables at the end of this release.

Exploration Planned Activity

Newmont’s 2016 attributable exploration budget is approximately $185 million. Of this amount, the Company expects to spend about 45% in North America, 15% in South America, and the rest split between Asia Pacific, Africa and other locations. Of the total attributable exploration budget, Newmont expects to spend approximately 75% on near mine and brownfields exploration activities, with the balance allocated to greenfields programs.

Reserve and Resource Tables

Proven and Probable reserves are based on extensive drilling, sampling, mine modeling and metallurgical testing from which we determine economic feasibility. Metal price assumptions follow SEC guidance not to exceed a three year trailing average. The price sensitivity of reserves depends upon several factors including grade, metallurgical recovery, operating cost, waste-to-ore ratio and ore type. Metallurgical recovery rates vary depending on the metallurgical properties of each deposit and the production process used. The reserve tables included in this release list the average metallurgical recovery rate for each deposit, which takes into account the assumed processing methods. The cut-off grade, or lowest grade of mineralized material considered economic to process, varies with material type, price, metallurgical recoveries, operating costs and co- or by-product credits. The Proven and Probable reserve figures presented herein are estimates based on information available at the time of calculation. No assurance can be given that the indicated levels of recovery of gold and copper will be realized. Ounces of gold and silver or pounds of copper included in the proven and probable reserves are those contained prior to losses during metallurgical treatment. Reserve estimates may require revision based on actual production. Market fluctuations in the price of gold or copper, as well as increased production costs or reduced metallurgical recovery rates, could render certain proven and probable reserves containing relatively lower grades of mineralization uneconomic to exploit and might result in a reduction of reserves.

The Measured, Indicated, and Inferred resource figures presented herein are estimates based on information available at the time of calculation and are exclusive of reserves. A “Mineral Resource” is a concentration or occurrence of solid material of economic interest in or on the earth’s crust in such form, grade, or quality and quantity that there are reasonable prospects for eventual economic extraction. The location, quantity, grade or quality, continuity and other geological characteristics of a Mineral Resource are known, estimated or interpreted from specific geological evidence and knowledge, including sampling. Mineral Resources are sub-divided, in order of increasing geological confidence, into Inferred, Indicated and Measured categories. Ounces of gold and silver or pounds of copper included in the Measured, Indicated and Inferred resources are those contained prior to losses during metallurgical treatment. Market fluctuations in the price of gold and copper, as well as increased production costs or reduced metallurgical recovery rates, could change future estimates of resources. Please refer to the reserves and resources legal cautionary note at the end of the release.

We publish reserves and resources annually, and will recalculate reserves and resources at year-end 2016, taking into account metal prices, changes, if any, in future production and capital costs, mine designs, model changes, divestments and depletion as well as any acquisitions and additions during 2016.

Attributable Proven, Probable, and Combined Gold Reserves(1), U.S. Units
December 31, 2015												December 31, 2014
		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven + Probable Reserves
Deposits/Districts by Reporting Unit	Newmont	Tonnage	Grade	Gold	Tonnage	Grade	Gold	Tonnage	Grade	Gold		Tonnage	Grade	Gold
	Share(11)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)		(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Carlin Open Pits, Nevada	100%	76,400	0.056	4,300	149,700	0.031	4,590	226,100	0.039	8,890	67%	244,300	0.037	9,090
Carlin Underground, Nevada	100%	15,700	0.257	4,030	7,300	0.285	2,070	23,000	0.266	6,100	84%	23,300	0.258	6,030
Carlin Stockpiles, Nevada(6)	100%	22,800	0.059	1,330	-		-	22,800	0.059	1,330	83%	26,800	0.058	1,550
Carlin Leach Pad, Nevada(5)	100%	-		-	32,200	0.014	460	32,200	0.014	460	55%	20,200	0.014	290
Total Carlin, Nevada		114,900	0.084	9,660	189,200	0.038	7,120	304,100	0.055	16,780	74%	314,600	0.054	16,960
Phoenix, Nevada	100%	17,300	0.020	340	271,000	0.017	4,670	288,300	0.017	5,010	76%	322,700	0.017	5,510
Phoenix Stockpiles, Nevada(6)	100%	3,200	0.028	90	-		-	3,200	0.028	90	78%	3,300	0.027	90
Lone Tree Stockpiles, Nevada(6)	100%	2,700	0.007	20	-		-	2,700	0.007	20	39%	500	0.017	10
Lone Tree Leach Pad, Nevada(5)	100%	1,000	0.007	10	-		-	1,000	0.007	10	39%	1,600	0.005	10
Total Phoenix, Nevada		24,200	0.019	460	271,000	0.017	4,670	295,200	0.017	5,130	76%	328,100	0.017	5,620
Twin Creeks, Nevada	100%	4,700	0.109	510	24,500	0.049	1,200	29,200	0.058	1,710	75%	33,600	0.064	2,150
Turquoise Ridge, Nevada(4)	25%	1,600	0.461	750	1,500	0.431	650	3,100	0.446	1,400	92%	3,000	0.493	1,490
Twin Creeks Stockpiles, Nevada(6)	100%	35,600	0.064	2,280	-		-	35,600	0.064	2,280	70%	36,100	0.065	2,340
Twin Creeks Leach Pad, Nevada(5)	100%	2,900	0.011	30	-		-	2,900	0.011	30	70%	2,200	0.011	20
Total Twin Creeks, Nevada		44,800	0.080	3,570	26,000	0.071	1,850	70,800	0.077	5,420	77%	74,900	0.080	6,000
Long Canyon, Nevada (3)	100%	-		-	18,000	0.067	1,200	18,000	0.067	1,200	76%	18,400	0.067	1,230
CC&V,Colorado	100%	69,500	0.019	1,290	31,300	0.037	1,150	100,800	0.024	2,440	65%	-		-
CC&V Stockpiles, Colorado	100%	-		-	2,700	0.084	230	2,700	0.084	230	81%	-		-
CC&V Leach Pad, Colorado	100%	-		-	46,000	0.025	1,160	46,000	0.025	1,160	61%	-		-
Total CC&V, Colorado		69,500	0.019	1,290	80,000	0.032	2,540	149,500	0.026	3,830	64%	-		-
TOTAL NORTH AMERICA(2)		253,400	0.059	14,980	584,200	0.030	17,380	837,600	0.039	32,360	74%	736,000	0.040	29,810
South America
Yanacocha Open Pits	51.35%	26,300	0.016	410	86,900	0.018	1,530	113,200	0.017	1,940	71%	87,700	0.020	1,720
Yanacocha Stockpiles (6)	51.35%	7,800	0.052	410	-		-	7,800	0.052	410	67%	8,700	0.058	500
Yanacocha Leach Pad(5)	51.35%	12,600	0.019	240	-		-	12,600	0.019	240	68%	12,800	0.021	270
Total Yanacocha, Peru		46,700	0.023	1,060	86,900	0.018	1,530	133,600	0.019	2,590	70%	109,200	0.023	2,490
Conga, Peru(7)(13)	51.35%	-		-	-		-	-		-	0%	303,400	0.021	6,460
Merian, Suriname (8)	75%	-		-	110,600	0.035	3,840	110,600	0.035	3,840	89%	104,700	0.034	3,610
TOTAL SOUTH AMERICA		46,700	0.023	1,060	197,500	0.027	5,370	244,200	0.026	6,430	81%	517,300	0.024	12,560
Asia Pacific
Boddington, Western Australia	100%	107,400	0.020	2,150	404,300	0.021	8,300	511,700	0.020	10,450	83%	534,100	0.021	10,990
Boddington Stockpiles	100%	19,500	0.016	310	73,900	0.013	970	93,400	0.014	1,280	77%	84,600	0.014	1,180
Total Boddington, Western Australia		126,900	0.019	2,460	478,200	0.019	9,270	605,100	0.019	11,730	83%	618,700	0.020	12,170
Kalgoorlie Open Pit and Underground	50%	11,100	0.059	650	34,100	0.059	2,000	45,200	0.059	2,650	84%	36,700	0.057	2,080
Kalgoorlie Stockpiles(6)	50%	66,000	0.023	1,500	-		-	66,000	0.023	1,500	76%	61,400	0.023	1,400
Total Kalgoorlie, Western Australia		77,100	0.028	2,150	34,100	0.059	2,000	111,200	0.037	4,150	81%	98,100	0.035	3,480
Tanami, Northern Territory	100%	6,100	0.163	1,000	14,400	0.170	2,460	20,500	0.168	3,460	96%	19,600	0.169	3,310
Waihi, New Zealand(2)	100%	-		-	-		-	-		-	0%	2,200	0.161	360
Batu Hijau Open Pit, Indonesia (12)	48.5%	101,900	0.017	1,780	32,600	0.008	250	134,500	0.015	2,030	75%	221,200	0.013	2,860
Batu Hijau Stockpiles, Indonesia (6)(12)	48.5%	-		-	184,800	0.003	640	184,800	0.003	640	68%	157,900	0.003	480
Total Batu Hijau, Indonesia		101,900	0.017	1,780	217,400	0.004	890	319,300	0.008	2,670	73%	379,100	0.009	3,340
TOTAL ASIA PACIFIC		312,000	0.024	7,390	744,100	0.020	14,620	1,056,100	0.021	22,010	83%	1,117,700	0.020	22,660
Africa
Ahafo Open Pits	100%	10,000	0.063	630	62,800	0.053	3,320	72,800	0.054	3,950	90%	92,600	0.051	4,730
Ahafo Underground (11)	100%	-		-	9,300	0.143	1,330	9,300	0.143	1,330	93%	4,900	0.129	630
Ahafo Stockpiles(6)	100%	44,800	0.030	1,360	-		-	44,800	0.030	1,360	86%	43,100	0.031	1,350
Total Ahafo, Ghana		54,800	0.036	1,990	72,100	0.064	4,650	126,900	0.052	6,640	90%	140,600	0.048	6,710
Ahafo North(10)	100%	-		-	36,900	0.071	2,620	36,900	0.071	2,620	92%	40,100	0.080	3,200
Akyem Open Pit	100%	19,900	0.050	1,000	47,200	0.048	2,260	67,100	0.049	3,260	88%	125,700	0.049	6,190
Akyem Stockpiles (6)	100%	10,000	0.040	400	-		-	10,000	0.040	400	89%	8,500	0.057	480
Total, Akyem, Ghana		29,900	0.047	1,400	47,200	0.048	2,260	77,100	0.048	3,660	89%	134,200	0.050	6,670
TOTAL AFRICA		84,700	0.040	3,390	156,200	0.061	9,530	240,900	0.054	12,920	90%	314,900	0.053	16,580
TOTAL NEWMONT WORLDWIDE(9)		696,800	0.039	26,820	1,682,000	0.028	46,900	2,378,800	0.031	73,720	80%	2,685,900	0.030	81,610

(1)	2015 reserves were calculated at a gold price of $1,200 or A$1,500 per ounce unless otherwise noted. 2014 reserves were calculated at a gold price of $1,300, A$1,415 or NZ$1,735 per ounce unless otherwise noted. Tonnages include allowances for losses resulting from mining methods. Tonnages are rounded to the nearest 100,000 unless they are less than 50,000.
(2)	Waihi sold to OceanaGold Corporation on October 29, 2015.
(3)	Project is currently being developed. Cut-off grade utilized in 2015 reserves not less than 0.007 ounce per ton.
(4)	Reserve estimates provided by Barrick, the operator of the Turquoise Ridge Joint Venture.
(5)	Leach pad material is the material on leach pads at the end of the year from which gold remains to be recovered.
(6)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans.
(7)	Reserve balances reported for Conga in 2014 were reclassified to Resources in 2015.
(8)	Project is currently under development. Percentage reflects Newmont’s economic interest at December 31, 2015. Gold cut-off grades utilized in 2015 reserves not less than 0.010 ounce per ton.
(9)	Total Gold reserves balances were decreased by 120,000 ounces and 460,000 ounces of gold reserves for ounces removed related to La Zanja and Duketon, respectively, which were included previously. For more detail on La Zanja reserves please refer to the Buenaventura website. For more detail on Duketon reserves please refer to the Regis Resources website.
(10)	Includes undeveloped reserves at six pits in the Ahafo trend totaling 2.6 million ounces. Cut-off grade utilized in 2015 reserves not less than 0.014 ounce per ton.
(11)	Project is partially developed with on-going studies being completed prior to a production decision. Cut-off grade utilized in 2015 reserves not less than 0.076 ounce per ton.
(12)	Percentage reflects Newmont’s economic interest as of December 31, 2015.
(13)	Project is currently undeveloped.

Attributable Proven, Probable, and Combined Gold Reserves(1), Metric Units
December 31, 2015												December 31, 2014
		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven + Probable Reserves
Deposits/Districts by Reporting Unit	Newmont	Tonnage	Grade	Gold	Tonnage	Grade	Gold	Tonnage	Grade	Gold		Tonnage	Grade	Gold
	Share(11)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)		(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Carlin Open Pits, Nevada	100%	69,300	1.93	4,300	135,800	1.05	4,590	205,100	1.35	8,890	67%	221,700	1.27	9,090
Carlin Underground, Nevada	100%	14,200	8.80	4,030	6,600	9.76	2,070	20,800	9.10	6,100	84%	21,200	8.84	6,030
Carlin Stockpiles, Nevada(6)	100%	20,700	2.01	1,330	-		-	20,700	2.01	1,330	83%	24,360	1.98	1,550
Carlin Leach Pad, Nevada(5)	100%	-		-	29,200	0.49	460	29,200	0.49	460	55%	18,320	0.49	290
Total Carlin, Nevada		104,200	2.89	9,660	171,600	1.29	7,120	275,800	1.89	16,780	74%	285,580	1.85	16,960
Phoenix, Nevada	100%	15,700	0.68	340	245,800	0.59	4,670	261,500	0.60	5,010	76%	292,800	0.58	5,510
Phoenix Stockpiles, Nevada(6)	100%	2,900	0.96	90	-		-	2,900	0.96	90	78%	3,000	0.93	90
Lone Tree Stockpiles, Nevada(6)	100%	2,400	0.24	20	-		-	2,400	0.24	20	39%	500	0.58	10
Lone Tree Leach Pad, Nevada(5)	100%	900	0.24	10	-		-	900	0.24	10	39%	1,500	0.17	10
Total Phoenix, Nevada		21,900	0.65	460	245,800	0.59	4,670	267,700	0.60	5,130	76%	297,800	0.59	5,620
Twin Creeks, Nevada	100%	4,200	3.72	510	22,200	1.68	1,200	26,400	2.00	1,710	75%	30,500	2.19	2,150
Turquoise Ridge, Nevada(4)	25%	1,500	15.80	750	1,400	14.77	650	2,900	15.31	1,400	92%	2,700	16.91	1,490
Twin Creeks Stockpiles, Nevada(6)	100%	32,300	2.19	2,280	-		-	32,300	2.19	2,280	70%	32,800	2.22	2,340
Twin Creeks Leach Pad, Nevada(5)	100%	2,600	0.38	30	-		-	2,600	0.38	30	70%	2,000	0.38	20
Total Twin Creeks, Nevada		40,600	2.73	3,570	23,600	2.44	1,850	64,200	2.62	5,420	77%	68,000	2.74	6,000
Long Canyon, Nevada (3)	100%	-		-	16,300	2.28	1,200	16,300	2.28	1,200	76%	16,700	2.29	1,230
CC&V,Colorado	100%	63,100	0.64	1,290	28,400	1.26	1,150	91,500	0.83	2,440	65%	-		-
CC&V Stockpiles, Colorado	100%	-		-	2,500	2.88	230	2,500	2.88	230	81%	-		-
CC&V Leach Pad, Colorado	100%	-		-	41,700	0.86	1,160	41,700	0.86	1,160	61%	-		-
Total CC&V, Colorado		63,100	0.64	1,290	72,600	1.09	2,540	135,700	0.88	3,830	64%	-		-
TOTAL NORTH AMERICA		229,800	2.03	14,980	529,900	1.02	17,380	759,700	1.32	32,360	74%	668,080	1.39	29,810
South America
Yanacocha Open Pits	51.35%	23,900	0.54	410	78,800	0.61	1,530	102,700	0.59	1,940	71%	79,600	0.67	1,720
Yanacocha Stockpiles (6)	51.35%	7,100	1.79	410	-		-	7,100	1.79	410	67%	7,900	1.98	500
Yanacocha Leach Pad(5)	51.35%	11,400	0.66	240	-		-	11,400	0.66	240	68%	11,600	0.72	270
Total Yanacocha, Peru		42,400	0.78	1,060	78,800	0.61	1,530	121,200	0.67	2,590	70%	99,100	0.78	2,490
Conga, Peru(7)(13)	51.35%	-		-	-		-	-		-	0%	275,200	0.73	6,460
Merian, Suriname (8)	75%	-		-	100,300	1.19	3,840	100,300	1.19	3,840	89%	95,000	1.18	3,610
TOTAL SOUTH AMERICA		42,400	0.78	1,060	179,100	0.93	5,370	221,500	0.90	6,430	81%	469,300	0.83	12,560
Asia Pacific
Boddington, Western Australia	100%	97,500	0.69	2,150	366,800	0.70	8,300	464,300	0.70	10,450	83%	484,600	0.71	10,990
Boddington Stockpiles	100%	17,700	0.55	310	67,100	0.45	970	84,800	0.47	1,280	77%	76,800	0.48	1,180
Total Boddington, Western Australia		115,200	0.67	2,460	433,900	0.66	9,270	549,100	0.66	11,730	83%	561,400	0.67	12,170
Kalgoorlie Open Pit and Underground	50%	10,000	2.01	650	31,000	2.01	2,000	41,000	2.01	2,650	84%	33,300	1.94	2,080
Kalgoorlie Stockpiles(6)	50%	59,900	0.78	1,500	-		-	59,900	0.78	1,500	76%	55,700	0.78	1,400
Total Kalgoorlie, Western Australia		69,900	0.96	2,150	31,000	2.01	2,000	100,900	1.28	4,150	81%	89,000	1.22	3,480
Tanami, Northern Territory	100%	5,600	5.57	1,000	13,100	5.85	2,460	18,700	5.76	3,460	96%	17,700	5.80	3,310
Waihi, New Zealand	100%	-		-	-		-	-		-	0%	2,000	5.52	360
Batu Hijau Open Pit, Indonesia (12)	48.5%	92,500	0.60	1,780	29,600	0.26	250	122,100	0.52	2,030	75%	200,600	0.44	2,860
Batu Hijau Stockpiles, Indonesia (6)(12)	48.5%	-		-	167,700	0.12	640	167,700	0.12	640	68%	143,200	0.10	480
Total Batu Hijau, Indonesia		92,500	0.60	1,780	197,300	0.14	890	289,800	0.29	2,670	73%	343,800	0.30	3,340
TOTAL ASIA PACIFIC		283,200	0.81	7,390	675,300	0.67	14,620	958,500	0.71	22,010	83%	1,013,900	0.70	22,660
Africa
Ahafo Open Pits(10)	100%	9,100	2.16	630	57,000	1.81	3,320	66,100	1.86	3,950	90%	83,900	1.75	4,730
Ahafo Underground (11)	100%	-		-	8,500	4.89	1,330	8,500	4.89	1,330	93%	4,400	4.43	630
Ahafo Stockpiles(6)	100%	40,600	1.04	1,360	-		-	40,600	1.04	1,360	86%	39,100	1.07	1,350
Total Ahafo, Ghana		49,700	1.24	1,990	65,500	2.21	4,650	115,200	1.79	6,640	90%	127,400	1.64	6,710
Ahafo North(10)	100%	-		-	33,500	2.44	2,620	33,500	2.44	2,620	92%	36,400	2.73	3,200
Akyem Open Pit	100%	18,000	1.72	1,000	42,800	1.65	2,260	60,800	1.67	3,260	88%	114,100	1.69	6,190
Akyem Stockpiles (6)	100%	9,100	1.39	400	-		-	9,100	1.39	400	89%	7,700	1.94	480
Total, Akyem, Ghana		27,100	1.61	1,400	42,800	1.65	2,260	69,900	1.63	3,660	89%	121,800	1.70	6,670
TOTAL AFRICA		76,800	1.37	3,390	141,800	2.09	9,530	218,600	1.84	12,920	90%	285,600	1.80	16,580
TOTAL NEWMONT WORLDWIDE(9)		632,200	1.32	26,820	1,526,100	0.96	46,900	2,158,300	1.06	73,720	80%	2,436,880	1.04	81,610

See Footnotes under Gold Reserves U.S. units table.

Attributable Gold Mineral Resources(1)(2) - December 31, 2015, U.S. Units
		Gold Measured Resource			Gold Indicated Resource			Gold Measured + Indicated Resource(3)			Gold Inferred Resource
Deposits/Districts	Newmont Share(11)	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Carlin Trend Open Pit, Nevada	100%	29,700	0.037	1,100	59,400	0.024	1,400	89,100	0.028	2,500	15,200	0.021	310
Carlin Trend Underground, Nevada	100%	200	0.154	40	1,600	0.198	310	1,800	0.192	350	3,200	0.257	820
Total Carlin, Nevada		29,900	0.038	1,140	61,000	0.028	1,710	90,900	0.031	2,850	18,400	0.062	1,130
Phoenix, Nevada	100%	4,800	0.011	50	148,900	0.011	1,680	153,700	0.011	1,730	72,800	0.013	950
Lone Tree Complex, Nevada	100%	-		-	2,200	0.023	50	2,200	0.023	50	5,100	0.016	80
Buffalo Valley, Nevada(7)	70%	-		-	15,500	0.019	290	15,500	0.019	290	400	0.011	-
Phoenix Stockpiles, Nevada(5)	100%	-		-	-		-	-		-	2,300	0.043	100
Total Phoenix, Nevada		4,800	0.011	50	166,600	0.012	2,020	171,400	0.012	2,070	80,600	0.014	1,130
Twin Creeks, Nevada	100%	8,800	0.072	630	30,600	0.052	1,600	39,400	0.057	2,230	1,400	0.023	30
Sandman, Nevada(7)	100%	-		-	1,300	0.036	50	1,300	0.036	50	1,100	0.054	60
Turquoise Ridge, Nevada (4)	25%	900	0.484	430	500	0.437	230	1,400	0.466	660	500	0.488	240
Twin Creeks Stockpiles, Nevada(5)	100%	7,800	0.061	470	-		-	7,800	0.061	470	-		-
Total Twin Creeks, Nevada		17,500	0.088	1,530	32,400	0.058	1,880	49,900	0.068	3,410	3,000	0.111	330
Long Canyon, Nevada	100%	300	0.092	20	9,100	0.093	840	9,400	0.093	860	14,900	0.090	1,340
CC&V,Colorado	100%	68,400	0.015	1,040	66,700	0.017	1,120	135,100	0.016	2,160	33,900	0.011	380
TOTAL NORTH AMERICA		120,900	0.031	3,780	335,800	0.023	7,570	456,700	0.025	11,350	150,800	0.029	4,310
South America
Conga, Peru(7)	51.35%	-	-	-	392,700	0.019	7,490	392,700	0.019	7,490	130,500	0.011	1,480
Yanacocha, Peru	51.35%	3,900	0.015	60	19,100	0.014	270	23,000	0.014	330	97,600	0.025	2,420
Merian, Suriname(6)	75%	3,800	0.015	60	24,000	0.024	570	27,800	0.023	630	36,800	0.030	1,100
TOTAL SOUTH AMERICA		7,700	0.015	120	435,800	0.019	8,330	443,500	0.019	8,450	264,900	0.019	5,000
Asia Pacific
Boddington, Western Australia	100%	19,900	0.013	270	209,300	0.015	3,210	229,200	0.015	3,480	6,900	0.016	110
Kalgoorlie, Western Australia	50%	5,500	0.034	190	11,500	0.022	250	17,000	0.026	440	200	0.084	10
Tanami, Northern Territory	100%	1,000	0.152	150	5,100	0.163	820	6,100	0.161	970	6,300	0.184	1,160
Waihi, New Zealand	100%	-		-	-		-	-		-	-		-
Batu Hijau, Indonesia(6)	48.5%	55,100	0.012	680	131,000	0.007	960	186,100	0.009	1,640	16,700	0.003	40
Elang, Indonesia(6)(7)	48.5%	-		-	789,200	0.010	8,140	789,200	0.010	8,140	200,600	0.007	1,420
TOTAL ASIA PACIFIC		81,500	0.016	1,290	1,146,100	0.012	13,380	1,227,600	0.012	14,670	230,700	0.012	2,740
Africa
Ahafo, Ghana	100%	700	0.021	20	29,000	0.039	1,140	29,700	0.039	1,160	10,800	0.039	420
Ahafo Underground	100%	-		-	5,300	0.139	740	5,300	0.139	740	11,400	0.125	1,430
Total Ahafo	100%	700	0.021	20	34,300	0.055	1,880	35,000	0.054	1,900	22,200	0.083	1,850
Ahafo North, Ghana(7)	100%	-		-	17,400	0.059	1,030	17,400	0.059	1,030	11,700	0.054	630
Akyem, Ghana	100%	1,000	0.048	50	10,400	0.032	330	11,400	0.033	380	17,700	0.045	800
TOTAL AFRICA		1,700	0.037	70	62,100	0.052	3,240	63,800	0.052	3,310	51,600	0.064	3,280
TOTAL NEWMONT WORLDWIDE		211,800	0.025	5,260	1,979,800	0.016	32,520	2,191,600	0.017	37,780	698,000	0.022	15,330

(1)	Resources are reported exclusive of reserves.
(2)	Resources are calculated at a gold price of $1,400 or A$1,650 per ounce unless otherwise noted. 2014 Resources were calculated at a gold price of $1,400, A$1,475 or NZ$1,795 per ounce unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000, and ounces have been rounded to the nearest 10,000.
(3)	Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s 10-K filing.
(4)	Resource estimates provided by Barrick, the operator of the Turquoise Ridge Joint Venture.
(5)	Stockpiles are comprised primarily of mineralized material that has been set aside during mining activities. Stockpiles can increase or decrease depending on changes in metal prices and other mining and processing cost and recovery factors.
(6)	Percentage reflects Newmont’s economic interest as of December 31, 2015.
(7)	Project is currently undeveloped.

Attributable Gold Mineral Resources(1)(2) - December 31, 2015, Metric units
		Gold Measured Resource			Gold Indicated Resource			Gold Measured + Indicated Resource(3)			Gold Inferred Resource
Deposits/Districts	Newmont Share	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Carlin Trend Open Pit, Nevada	100%	26,900	1.27	1,100	53,900	0.81	1,400	80,800	0.97	2,500	13,800	0.71	310
Carlin Trend Underground, Nevada	100%	200	5.28	40	1,400	6.78	310	1,600	6.58	350	2,900	8.80	820
Total Carlin, Nevada		27,100	1.31	1,140	55,300	0.97	1,710	82,400	1.08	2,850	16,700	2.11	1,130
Phoenix, Nevada	100%	4,300	0.38	50	135,100	0.39	1,680	139,400	0.39	1,730	66,100	0.45	950
Lone Tree Complex, Nevada	100%	-		-	2,000	0.79	50	2,000	0.79	50	4,600	0.55	80
Buffalo Valley, Nevada(7)	70%	-		-	14,100	0.65	290	14,100	0.65	290	400	0.38	-
Phoenix Stockpiles, Nevada(5)	100%	-		-	-		-	-		-	2,100	1.48	100
Total Phoenix, Nevada		4,300	0.38	50	151,200	0.42	2,020	155,500	0.42	2,070	73,200	0.48	1,130
Twin Creeks, Nevada	100%	8,000	2.47	630	27,800	1.79	1,600	35,800	1.94	2,230	1,200	0.78	30
Sandman, Nevada(7)	100%	-		-	1,200	1.23	50	1,200	1.23	50	1,000	1.85	60
Turquoise Ridge, Nevada (4)	25%	800	16.58	430	500	14.98	230	1,300	15.98	660	500	16.73	240
Twin Creeks Stockpiles, Nevada(5)	100%	7,100	2.07	470	-		-	7,100	2.07	470	-		-
Total Twin Creeks, Nevada		15,900	3.00	1,530	29,500	1.99	1,880	45,400	2.34	3,410	2,700	3.81	330
Long Canyon, Nevada	100%	200	3.15	20	8,300	3.17	840	8,500	3.17	860	13,600	3.08	1,340
CC&V,Colorado	100%	62,000	0.52	1,040	60,500	0.58	1,120	122,500	0.55	2,160	30,700	0.39	380
TOTAL NORTH AMERICA		109,500	1.08	3,780	304,800	0.78	7,570	414,300	0.85	11,350	136,900	0.99	4,310
South America
Conga, Peru(7)	51.35%	-	-	-	356,200	0.65	7,490	356,200	0.65	7,490	118,400	0.39	1,480
Yanacocha, Peru	51.35%	3,500	0.51	60	17,400	0.49	270	20,900	0.50	330	88,600	0.85	2,420
Merian, Suriname(6)	75%	3,400	0.52	60	21,700	0.82	570	25,100	0.78	630	33,400	1.03	1,100
TOTAL SOUTH AMERICA		6,900	0.51	120	395,300	0.66	8,330	402,200	0.65	8,450	240,400	0.65	5,000
Asia Pacific
Boddington, Western Australia	100%	18,000	0.46	270	189,800	0.53	3,210	207,800	0.52	3,480	6,200	0.54	110
Kalgoorlie, Western Australia	50%	5,000	1.17	190	10,400	0.75	250	15,400	0.88	440	100	2.87	10
Tanami, Northern Territory	100%	900	5.20	150	4,600	5.58	820	5,500	5.51	970	5,800	6.29	1,160
Waihi, New Zealand	100%	-		-	-		-	-		-	-		-
Batu Hijau, Indonesia(6)	48.5%	50,000	0.43	680	118,900	0.25	960	168,900	0.30	1,640	15,100	0.09	40
Elang, Indonesia(6)	48.5%	-		-	715,900	0.35	8,140	715,900	0.35	8,140	182,000	0.24	1,420
TOTAL ASIA PACIFIC		73,900	0.54	1,290	1,039,600	0.40	13,380	1,113,500	0.41	14,670	209,200	0.41	2,740
Africa
Ahafo, Ghana	100%	700	0.72	20	26,300	1.34	1,140	27,000	1.33	1,160	9,800	1.33	420
Ahafo Underground	100%	-		-	4,800	4.78	740	4,800	4.78	740	10,300	4.30	1,430
Total Ahafo	100%	700	0.72	20	31,100	1.87	1,880	31,800	1.85	1,900	20,100	2.85	1,850
Ahafo North, Ghana(7)	100%	-		-	15,800	2.03	1,030	15,800	2.03	1,030	10,600	1.85	630
Akyem, Ghana	100%	900	1.65	50	9,400	1.09	330	10,300	1.14	380	16,000	1.55	800
TOTAL AFRICA		1,600	1.26	70	56,300	1.79	3,240	57,900	1.77	3,310	46,700	2.18	3,280
TOTAL NEWMONT WORLDWIDE		191,900	0.85	5,260	1,796,000	0.56	32,520	1,987,900	0.59	37,780	633,200	0.76	15,330

See footnotes in Gold Resources U.S. units table.

Attributable Copper Reserves(1) U.S. Units
December 31, 2015												December 31, 2014
		Proven Reserves			Probable Reserves			Proven + Probable Reserves				Proven + Probable Reserve
Deposits/Districts	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Metallurgical	Tonnage	Grade	Copper
		(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)	Recovery	(x1000 tons)	(Cu%)	(million pounds)
North America
Phoenix, Nevada	100%	20,500	0.14%	60	269,000	0.15%	780	289,500	0.14%	840	68%	324,900	0.14%	940
Phoenix Copper Leach, Nevada	100%	19,200	0.22%	80	218,700	0.19%	830	237,900	0.19%	910	59%	211,700	0.19%	790
TOTAL NORTH AMERICA		39,700	0.18%	140	487,700	0.17%	1,610	527,400	0.17%	1,750	63%	536,600	0.16%	1,730
South America
Conga, Peru(2)	51.35%	-		-	-		-	-		-	0%	303,400	0.28%	1,690
TOTAL SOUTH AMERICA		-		-	-	0.00%	-	-	0.00%	-	0%	303,400	0.28%	1,690
Asia Pacific
Boddington, Western Australia	100.00%	107,400	0.08%	180	404,300	0.12%	980	511,700	0.11%	1,160	77%	534,100	0.11%	1,220
Boddington Stockpiles, Western Australia(3)	100.00%	19,500	0.09%	30	73,900	0.08%	120	93,400	0.08%	150	66%	84,600	0.08%	140
Total Boddington		126,900	0.08%	210	478,200	0.12%	1,100	605,100	0.11%	1,310	75%	618,700	0.11%	1,360
Batu Hijau, Indonesia(4)	48.50%	101,900	0.53%	1,080	32,600	0.40%	260	134,500	0.50%	1,340	78%	221,200	0.47%	2,090
Batu Hijau Stockpiles, Indonesia(3)(4)	48.50%	-		-	184,800	0.34%	1,270	184,800	0.34%	1,270	62%	157,900	0.33%	1,060
Total Batu Hijau		101,900	0.53%	1,080	217,400	0.35%	1,530	319,300	0.41%	2,610	70%	379,100	0.41%	3,150
TOTAL ASIA PACIFIC		228,800	0.28%	1,290	695,600	0.19%	2,630	924,400	0.21%	3,920	72%	997,800	0.23%	4,510
TOTAL NEWMONT WORLDWIDE		268,500	0.27%	1,430	1,183,300	0.18%	4,240	1,451,800	0.20%	5,670	69%	1,837,800	0.22%	7,930

(1)	Reserves are calculated at a price of $2.75 or A$3.45 per pound copper price unless otherwise noted. 2014 Reserves were calculated at $3.00 or A$3.25 per pound copper price unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000, and pounds have been rounded to the nearest 10 million.
(2)	Project is undeveloped.
(3)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpiles are reported separately where tonnage or contained metal is greater than 5% of the total site reported reserves.
(4)	Percentage reflects Newmont’s economic interest as of December 31, 2015.

Attributable Copper Reserves(1) Metric Units
December 31, 2015												December 31, 2014
		Proven Reserves			Probable Reserves			Proven + Probable Reserves				Proven + Probable Reserve
Deposits/Districts	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Metallurgical	Tonnage	Grade	Copper
		(x1000 tonnes)	(Cu%)	(Tonnes)	(x1000 tonnes)	(Cu%)	(Tonnes)	(x1000 tonnes)	(Cu%)	(Tonnes)	Recovery	(x1000 tonnes)	(Cu%)	(Tonnes)
North America
Phoenix, Nevada	100%	18,600	0.14%	25,950	244,000	0.15%	354,280	262,600	0.14%	380,230	68%	294,700	0.14%	422,900
Phoenix Copper Leach, Nevada	100%	17,400	0.22%	37,710	198,400	0.19%	378,550	215,800	0.19%	416,260	59%	192,000	0.19%	357,440
TOTAL NORTH AMERICA		36,000	0.18%	63,660	442,400	0.17%	732,830	478,400	0.17%	796,490	63%	486,700	0.16%	780,340
South America
Conga, Peru(2)	51.35%	-		-	-		-	-		-	0%	275,200	0.28%	767,420
TOTAL SOUTH AMERICA		-		-	-		-	-		-	0%	275,200	0.28%	767,420
Asia Pacific
Boddington, Western Australia	100.00%	97,500	0.08%	80,490	366,800	0.12%	443,180	464,300	0.11%	523,670	77%	484,600	0.11%	553,740
Boddington Stockpiles, Western Australia(3)	100.00%	17,700	0.09%	15,110	67,100	0.08%	56,270	84,800	0.08%	71,380	66%	76,800	0.08%	63,670
Batu Hijau, Indonesia(4)	48.50%	92,500	0.53%	488,890	29,600	0.40%	117,610	122,100	0.50%	606,500	78%	200,600	0.47%	947,050
Batu Hijau Stockpiles, Indonesia(3)(4)	48.50%	-		-	167,700	0.34%	576,300	167,700	0.34%	576,300	62%	143,200	0.33%	479,200
TOTAL ASIA PACIFIC		207,700	0.28%	584,490	631,200	0.19%	1,193,360	838,900	0.21%	1,777,850	72%	905,200	0.23%	2,043,660
TOTAL NEWMONT WORLDWIDE		243,700	0.27%	648,150	1,073,600	0.18%	1,926,190	1,317,300	0.20%	2,574,340	69%	1,667,100	0.22%	3,591,420

See footnotes under Copper Reserves U.S. units table.

Attributable Copper Mineral Resources(1)(2) U.S. Units
December 31, 2015
		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
Deposits/Districts	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
		(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)
North America
Phoenix, Nevada	100%	4,800	0.11%	10	148,900	0.12%	360	153,700	0.12%	370	75,100	0.12%	180
Phoenix Copper Leach, Nevada	100%	1,400	0.10%	-	44,300	0.12%	110	45,700	0.12%	110	37,000	0.15%	110
TOTAL NORTH AMERICA		6,200	0.11%	10	193,200	0.12%	470	199,400	0.12%	480	112,100	0.13%	290
South America
Conga, Peru(5)	51.35%	-	0.00%	-	392,700	0.26%	2,040	392,700	0.26%	2,040	130,500	0.19%	490
TOTAL SOUTH AMERICA		-	0.00%	-	392,700	0.26%	2,040	392,700	0.26%	2,040	130,500	0.19%	490
Asia Pacific
Boddington, Western Australia	100%	19,900	0.07%	30	209,300	0.11%	460	229,200	0.11%	490	6,900	0.13%	20
Batu Hijau, Indonesia(4)	48.50%	55,100	0.39%	430	131,000	0.35%	920	186,100	0.36%	1,350	16,700	0.30%	100
Elang, Indonesia(4)(5)	48.50%	-	0.00%	-	789,200	0.34%	5,310	789,200	0.34%	5,310	200,600	0.24%	970
TOTAL ASIA PACIFIC		75,000	0.31%	460	1,129,500	0.30%	6,690	1,204,500	0.30%	7,150	224,200	0.24%	1,090
TOTAL NEWMONT WORLDWIDE		81,200	0.29%	470	1,715,400	0.27%	9,200	1,796,600	0.27%	9,670	466,800	0.20%	1,870

(1)	Resources are reported exclusive of reserves.
(2)	Resources are calculated at a copper price of $3.50 or A$4.15 per pound unless otherwise noted. 2014 Resources were calculated at a copper price of $3.50 or A$3.70 per pound unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000, and pounds have been rounded to the nearest 10 million, with the exception of Phoenix, Nevada.
(3)	Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s Form 10-K filing.
(4)	Percentage reflects Newmont’s economic interest as of December 31, 2015.
(5)	Project is undeveloped.

Attributable Copper Mineral Resources(1)(2) Metric Units
December 31, 2015
		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
Deposits/Districts	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
		(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)
North America
Phoenix, Nevada	100%	4,300	0.11%	4,770	135,100	0.12%	161,190	139,400	0.12%	165,960	68,200	0.12%	83,370
Phoenix Copper Leach, Nevada	100%	1,300	0.10%	1,250	40,200	0.12%	50,120	41,500	0.12%	51,370	33,600	0.15%	49,470
TOTAL NORTH AMERICA		5,600	0.11%	6,020	175,300	0.12%	211,310	180,900	0.12%	217,330	101,800	0.13%	132,840
South America
Conga, Peru(5)	51.35%	-	0.00%	-	356,200	0.26%	924,380	356,200	0.26%	924,380	118,400	0.19%	221,030
TOTAL SOUTH AMERICA		-	0.00%	-	356,200	0.26%	924,380	356,200	0.26%	924,380	118,400	0.19%	221,030
Asia Pacific
Boddington, Western Australia	100%	18,000	0.07%	13,010	189,800	0.11%	209,260	207,800	0.11%	222,270	6,200	0.13%	8,120
Batu Hijau, Indonesia(4)	48.50%	50,000	0.39%	195,930	118,900	0.35%	416,140	168,900	0.36%	612,070	15,100	0.30%	45,900
Elang, Indonesia(4)(5)	48.50%	-	0.00%	-	715,900	0.34%	2,408,370	715,900	0.34%	2,408,370	182,000	0.24%	439,250
TOTAL ASIA PACIFIC		68,000	0.31%	208,940	1,024,600	0.30%	3,033,770	1,092,600	0.30%	3,242,710	203,300	0.24%	493,270
TOTAL NEWMONT WORLDWIDE		73,600	0.29%	214,960	1,556,100	0.27%	4,169,460	1,629,700	0.27%	4,384,420	423,500	0.20%	847,140

See footnotes under Copper Resources U.S. units table.

Attributable Proven, Probable, and Combined Silver Reserves(1) U.S. Units
December 31, 2015												December 31, 2014
		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven and Probable Reserves
Deposits/Districts by Reporting Unit	Newmont Share	Tonnage	Grade	Silver	Tonnage	Grade	Silver	Tonnage	Grade	Silver		Tonnage	Grade	Silver
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)		(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Phoenix, Nevada	100%	20,500	0.27	5,610	269,000	0.25	67,900	289,500	0.25	73,510	38%	324,900	0.24	78,600
TOTAL NORTH AMERICA		20,500	0.27	5,610	269,000	0.25	67,900	289,500	0.25	73,510	38%	324,900	0.24	78,600
South America
Conga, Peru	51.35%	-		-	-		-	-		-		303,400	0.06	19,400
Yanacocha Open Pits, Peru	51.35%	26,300	0.19	5,090	37,500	0.20	7,390	63,800	0.20	12,480	15%	85,400	0.17	14,260
Yanacocha Leach Pad, Peru2)	51.35%	-		-	45,000	0.24	10,600	45,000	0.24	10,600	2%	43,200	0.23	10,110
Yanacocha Stockpiles, Peru(3)	51.35%	7,800	0.99	7,720	-		-	7,800	0.99	7,720	21%	8,700	1.15	10,010
Total Yanacocha, Peru	51.35%	34,100	0.38	12,810	82,500	0.22	17,990	116,600	0.26	30,800	12%	137,300	0.25	34,380
TOTAL SOUTH AMERICA		34,100	0.38	12,810	82,500	0.22	17,990	116,600	0.26	30,800	12%	440,700	0.12	53,780
Asia Pacific
Batu Hijau Open Pit, Indonesia(4)	48.50%	101,900	0.05	4,860	32,600	0.03	940	134,500	0.04	5,800	79%	221,200	0.04	8,760
Batu Hijau Stockpiles, Indonesia(3)(4)	48.50%	-		-	184,800	0.02	3,160	184,800	0.02	3,160	71%	157,900	0.02	2,430
TOTAL ASIA PACIFIC		101,900	0.05	4,860	217,400	0.02	4,100	319,300	0.03	8,960	77%	379,100	0.03	11,190
TOTAL NEWMONT WORLDWIDE		156,500	0.15	23,280	568,900	0.16	89,990	725,400	0.16	113,270	34%	1,144,700	0.13	143,570

(1)	Reserves are calculated at a silver price of $19.00 per ounce unless otherwise noted. 2014 Reserves were calculated at a silver price of $20.00 per ounce unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000, unless they are less than 50,000, and silver ounces have been rounded to the nearest 10,000.
(2)	Leach Pad material is the material on leach pads at the end of the year from which silver remains to be recovered. In-process material reserves are reported separately where tonnage or ounces are greater than 5% of the total site-reported reserves and ounces are greater than 100,000.
(3)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpile reserves are reported separately where tonnage or ounces are greater than 5% of the total site-reported reserves and ounces are greater than 100,000.
(4)	Percentage reflects Newmont’s economic interest as of December 31, 2015.

Attributable Proven, Probable, and Combined Silver Reserves(1) Metric Units
December 31, 2015												December 31, 2014
		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven and Probable Reserves
Deposits/Districts by Reporting Unit	Newmont Share	Tonnage	Grade	Silver	Tonnage	Grade	Silver	Tonnage	Grade	Silver		Tonnage	Grade	Silver
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)		(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Phoenix, Nevada	100%	18,600	9.4	5,610	244,000	8.7	67,900	262,600	8.7	73,510	38%	294,700	8.3	78,600
TOTAL NORTH AMERICA		18,600	9.4	5,610	244,000	8.7	67,900	262,600	8.7	73,510	38%	294,700	8.3	78,600
South America
Conga, Peru	51.35%	-		-	-		-	-		-		275,200	2.2	19,400
Yanacocha Open Pits, Peru	51.35%	23,900	6.6	5,090	34,000	6.8	7,390	57,900	6.7	12,480	15%	77,500	5.7	14,260
Yanacocha Leach Pad, Peru2)	51.35%	-		-	40,800	8.1	10,600	40,800	8.1	10,600	2%	39,200	8.0	10,110
Yanacocha Stockpiles, Peru(3)	51.35%	7,100	33.8	7,720	-		-	7,100	33.8	7,720	21%	7,900	39.4	10,010
Total Yanacocha, Peru	51.35%	31,000	12.9	12,810	74,800	7.5	17,990	105,800	9.1	30,800	12%	124,600	8.6	34,380
TOTAL SOUTH AMERICA		31,000	12.9	12,810	74,800	7.5	17,990	105,800	9.1	30,800	12%	399,800	4.3	53,780
Asia Pacific
Batu Hijau Open Pit, Indonesia(4)	48.50%	92,500	1.6	4,860	29,600	1.0	940	122,100	1.5	5,800	79%	200,600	1.4	8,760
Batu Hijau Stockpiles, Indonesia(3)(4)	48.50%	-		-	167,700	0.6	3,160	167,700	0.6	3,160	71%	143,200	0.5	2,430
TOTAL ASIA PACIFIC		92,500	1.6	4,860	197,300	0.6	4,100	289,800	1.0	8,960	77%	343,800	1.0	11,190
TOTAL NEWMONT WORLDWIDE		142,100	5.1	23,280	516,100	5.4	89,990	658,200	5.4	113,270	34%	1,038,300	4.3	143,570

See Footnotes under Silver Reserves U.S. units table.

Attributable Silver Mineral Resources(1)(2) U.S. Units
December 31, 2015
		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
Deposits/Districts	Newmont Share	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Sandman, Nevada(6)	100%	-		-	1,300	0.20	300	1,300	0.20	300	1,100	0.12	100
Phoenix, Nevada	100%	4,800	0.21	1,000	148,900	0.21	31,700	153,700	0.21	32,700	72,800	0.23	16,700
Phoenix Stockpiles, Nevada(4)	100%	-		-	-		-	-		-	2,300	0.09	200
TOTAL NORTH AMERICA		4,800	0.21	1,000	150,200	0.21	32,000	155,000	0.21	33,000	76,200	0.22	17,000
South America
Conga, Peru(6)	51.4%	-	-	-	392,700	0.06	23,600	392,700	0.06	23,600	99,100	0.03	3,300
Yanacocha, Peru	51.4%	3,400	0.10	300	13,800	0.27	3,800	17,200	0.24	4,100	2,900	0.17	500
TOTAL SOUTH AMERICA		3,400	0.10	300	406,500	0.07	27,400	409,900	0.07	27,700	102,000	0.04	3,800
Asia Pacific
Batu Hijau, Indonesia(5)	48.5%	55,100	0.04	1,900	131,000	0.03	3,500	186,100	0.03	5,400	16,700	0.02	300
Elang, Indonesia(5) (6)	48.5%	-		-	789,200	0.03	23,200	789,200	0.03	23,200	200,600	0.03	5,000
TOTAL ASIA PACIFIC		55,100	0.04	1,900	920,200	0.03	26,700	975,300	0.03	28,600	217,300	0.02	5,300
TOTAL NEWMONT WORLDWIDE		63,300	0.05	3,200	1,476,900	0.06	86,100	1,540,200	0.06	89,300	395,500	0.07	26,100

(1)	Resources are reported exclusive of reserves.
(2)	Resources are calculated at a silver price of $24.00 per ounce unless otherwise noted. 2014 Resources were calculated at a silver price of $25.00 per ounce unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000.
(3)	Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s Form 10-K filing.
(4)	Stockpiles are comprised primarily of mineralized material that has been set aside during mining activities. Stockpiles can increase or decrease depending on changes in metal prices and other mining and processing cost and recovery factors.
(5)	Percentage reflects Newmont’s economic interest as of December 31, 2015.
(6)	Project is undeveloped.

Attributable Silver Mineral Resources(1)(2) Metric Units
December 31, 2015
		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
Deposits/Districts	Newmont Share	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Sandman, Nevada(6)	100%	-	-	-	1,200	6.8	300	1,200	6.8	300	1,000	4.1	100
Phoenix, Nevada	100%	4,300	7.3	1,000	135,100	7.3	31,700	139,400	7.3	32,700	66,100	7.8	16,700
Phoenix Stockpiles, Nevada(4)	100%	-	-	-	-	-	-	-	-	-	2,100	3.1	200
TOTAL NORTH AMERICA		4,300	7.3	1,000	136,300	7.3	32,000	140,600	7.3	33,000	69,200	7.6	17,000
South America
Conga, Peru(6)	51.4%	-	-	-	356,200	2.1	23,600	356,200	2.1	23,600	89,900	1.1	3,300
Yanacocha, Peru	51.4%	3,100	3.5	300	12,500	9.4	3,800	15,600	8.2	4,100	2,600	6.0	500
TOTAL SOUTH AMERICA		3,100	3.5	300	368,700	2.3	27,400	371,800	2.3	27,700	92,500	1.3	3,800
Asia Pacific
Batu Hijau, Indonesia(5)	48.5%	50,000	1.2	1,900	118,900	0.9	3,500	168,900	1.0	5,400	15,100	0.7	300
Elang, Indonesia(5) (6)	48.5%	-	-	-	715,900	1.0	23,200	715,900	1.0	23,200	182,000	0.9	5,000
TOTAL ASIA PACIFIC		50,000	1.2	1,900	834,800	1.0	26,700	884,800	1.0	28,600	197,100	0.8	5,300
TOTAL NEWMONT WORLDWIDE		57,400	1.8	3,200	1,339,800	2.0	86,100	1,397,200	2.0	89,300	358,800	2.3	26,100

See Footnotes under Silver Resources U.S. units table.

Cautionary Statement regarding Reserves and Resources:

The “reserves” disclosed in this release have been prepared in compliance with Industry Guide 7 published by the SEC. As used in this news release, the term “reserve” means that part of a mineral deposit that can be economically and legally extracted or produced at the time of the reserve determination. The term “economically,” as used in this definition, means that profitable extraction or production has been established or analytically demonstrated in a feasibility study to be viable and justifiable under reasonable investment and market assumptions. The term “legally,” as used in this definition, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Newmont must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Newmont’s current mine plans. Reserves in this news release are aggregated from the Proven and Probable classes.

The terms “resources” and “Measured, Indicated and Inferred resources” are used in this news release. Investors are advised that the SEC does not recognize these terms. Newmont has determined that such “resources” would be substantively the same as those prepared using the Guidelines established by the Society of Mining, Metallurgy and Exploration (SME) and defined as “Mineral Resource”. Estimates of resources are subject to further exploration and development, are subject to additional risks, and no assurance can be given that they will eventually convert to future reserves. Inferred Resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Investors are cautioned not to assume that any part or all of the Inferred Resource exists, or is economically or legally mineable. Also, disclosure of contained ounces is permitted under the SME Guideline and other regulatory guidelines, such as Canada’s NI 43-101 and Australia’s JORC. However, the SEC generally requires mineral resource information in SEC-filed documents to be reported only as in-place tonnage and grade. Investors are reminded that even if significant mineralization is discovered and converted to reserves, during the time necessary to ultimately move such mineralization to production the economic feasibility of production may change. See the Company’s Annual Report for the “Proven and Probable Reserve” and “Mineralized Material” tables prepared in compliance with the SEC’s Industry Guide 7, available at http://www.newmont.com/our-investors/financial-reporting/sec-filings and on www.sec.gov. Investors are reminded that the tables presented in the Annual Report are estimates as of December 31, 2015 and were presented on an attributable basis reflecting the Company’s ownership interest at such time.

Cautionary Statement Regarding Forward Looking Statements:

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements may include, without limitation, estimates and expectations of future exploration expenditures and activities. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by the “forward-looking statements”. For a discussion of such risks relating to our business and other factors, see the Company’s Form 10-K, filed on or about February 17, 2016, with the Securities and Exchange Commission under the headings “Risk Factors” and “Forward-Looking Statements.” The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors' own risk.

CONTACT:
Newmont Mining Corporation
Investor Contact
Meredith Bandy, 303-837-5143
meredith.bandy@newmont.com
or
Media Contact
Omar Jabara, 303-837-5114
omar.jabara@newmont.com